Dreyfus
High Yield
Strategies Fund

SEMIANNUAL REPORT September 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Cash Flows

                            17   Statement of Changes in Net Assets

                            18   Financial Highlights

                            19   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus High Yield
                                                                Strategies Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

This is the semiannual report for Dreyfus High Yield Strategies Fund, covering the six-month period from April 1, 2000 through September 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Roger King.

Bond prices have been mixed over the past six months. Despite some volatility, prices of U.S. Treasury securities generally ended the period near where they began and corporate bond prices ended the period at modestly lower levels than where they began. More recently, most sectors of the U.S. bond market have been affected by slowing economic growth. Additionally, the moderating effects of the Federal Reserve Board's (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com.

Thank you for investing in Dreyfus High Yield Strategies Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
October 16, 2000




DISCUSSION OF FUND PERFORMANCE

Roger King, Portfolio Manager

How did Dreyfus High Yield Strategies Fund perform relative to its benchmark?

For the six-month period ended September 30, 2000, Dreyfus High Yield Strategies Fund produced a total return of -14.64%.(1) In comparison, the Merrill Lynch High Yield Master II Index, the fund's benchmark, produced a total return of 1.30% for the same period.(2)

The fund also produced aggregate income dividends of $0.7002 per share for the same reporting period. In a move designed to bring the fund's dividend distributions in line with actual income, on September 26, 2000 we reduced the fund's monthly dividend to $0.0958 per share.

We attribute the fund's weak absolute and relative performance to two factors. First, on an absolute basis returns suffered generally from ongoing deterioration as a result of adverse investor sentiment and a subsequent reduction of investment activities in the high yield bond market. Investors apparently believed that alternatives other than high yield bonds offered better opportunities with fewer risks. Second, on a relative basis the fund's holdings of lower rated bonds, which accounted for a greater proportion of the fund than the Index, experienced more severe price declines than higher rated high yield (non-investment-grade) bonds. Third, 11 portfolio securities defaulted during the period, a percentage higher than market averages. Finally, the fund (like most other closed-end high yield funds) employs leverage and that can magnify performance gains or losses relative to an index.

What is the fund's investment approach?

The fund seeks high current income. We generally invest most of the fund's assets in fixed-income securities of below-investment-grade credit quality. Issuers of below-investment-grade securities may be companies in the early
stages   of   development  or  may  be  firms  with  a  highly  lever
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

aged financial structure. To compensate investors for taking on greater risk, such companies typically must offer higher yields than those offered by more established or conservatively financed corporations.

We select individual issues based on careful credit analysis -- our projection of each issuer's ability to meet its obligations as they become due. To diversify our portfolio, we buy debt from a wide range of issuers. Newly established companies are significant issuers of high yield debt. We look to balance our portfolio by buying "seasoned" bonds, which have been issued by companies with an established track record and have been outstanding for a number of years. We also seek out bonds that are convertible into an issuer's
common    stock.

Our investment approach also includes identifying and investing in special situations. We search for out-of-favor companies whose bonds we believe to be undervalued. We attempt to identify and anticipate trigger events that could lead the market to discover the value we have seen and create potential price appreciation. We also employ leverage, buying additional bonds with borrowed
money    in    an    effort    to    increase    the    fund's    return.

What other factors influenced the fund's performance?

In our opinion, the past six months have been part of the most difficult period for the lower tier portion (CCC and B) of the high yield bond market in almost a decade, which happens to be where a good portion of the fund's investments are concentrated. In a series of steps dating back to the near-collapse of a leading hedge fund in 1998, many institutional investors have reduced their high yield market activities. With less activity in the market, liquidity -- the ability to buy and sell securities quickly and easily -- declined substantially. Liquidity has been an increasingly bigger problem as you move down the credit quality scale of high yield investments. Most significantly, it has become difficult for market participants to sell high yield bonds at competitive prices, resulting in
the    ongoing    downward    repricing    of    outstanding    bonds.


Despite such an illiquid market, the months of June, July and August brought what we believe to be the first significant high yield market rally in the past two years in the high yield bonds with the strongest credit rating. However, high yield bonds with lower credit ratings, which account for a significant portion of the fund's portfolio, did not participate in this rally and continued to perform poorly.

September saw a return to the overall high yield market slump. Concerns grew as to how the continuing investment needs of newly established, fast growing companies in the telecommunications and technology industries could be met in the absence of a vibrant high yield bond market. These worries created more widespread concerns that we might be in the first stages of a generalized credit contraction that could lead to a sharper economic slowdown than the market has anticipated.

What is the fund's current strategy?

Under such difficult market conditions, we have continued our attempt to increase overall credit quality. Our holdings are broadly diversified across
market    sectors    as    well    as    by    individual    issuers.

Over the near term, we have continued to pursue opportunities in the bonds of fundamentally strong companies where we believe the market, in its current disarray, may have overreacted. Over the longer term, we continue to believe that the high yield market should recover when the investment environment changes and investors once again desire the attractive levels of income that high yield bonds have traditionally provided. Of course there is no guarantee if and when such a recovery might occur.

October 16, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(2) SOURCE: BLOOMBERG L. P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. DOMESTIC AND YANKEE BONDS RATED BELOW INVESTMENT GRADE WITH AT LEAST $100 MILLION PAR AMOUNT OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY.

                                                             The Fund

STATEMENT OF INVESTMENTS

September 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                              Principal
BONDS AND NOTES--130.5%                                                                      Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT & AEROSPACE--6.9%

Air 2 US, Ser. D,

   Enhanced Equipment Notes, 12.266%, 2020                                                    9,976,219  (a)          10,292,815

Aircraft Finance Trust,

  Asset-Backed Notes,

   Ser. 1999-1A, Cl. D, 11%, 2024                                                            10,000,000  (a)          10,006,250

American Pacific,

   Sr. Notes, 9.25%, 2005                                                                    13,825,000               13,755,875

Stellex Industries, Ser. B,

   Sr. Sub. Notes, 9.5%, 2007                                                                13,000,000  (b)           1,495,000

                                                                                                                      35,549,940

AUTOMOTIVE--7.2%

Advanced Accessory Systems/Capital, Ser. B,

   Sr. Sub. Notes, 9.75%, 2007                                                               11,000,000                8,882,500

Aetna Industries,

   Sr. Notes, 11.875%, 2006                                                                  14,195,000               10,291,375

American Axle & Manufacturing,

   Sr. Sub. Notes, 9.75%, 2009                                                               10,000,000                9,750,000

Anchor Lamina,

   Sr. Sub. Notes, 9.875%, 2008                                                              11,025,000                5,677,875

J.H. Heafner,

   Sr. Notes, 10%, 2008                                                                       7,000,000                2,625,000

                                                                                                                      37,226,750

BROADCASTING--7.7%

Acme Intermediate Holdings/Finance, Ser. B,

   Sr. Secured Discount Notes, 0/12%, 2005                                                    4,800,000  (c)           3,288,000

Acme Television/Finance, Ser. B,

   Sr. Discount Notes, 0/10.875%, 2004                                                        5,400,000  (c)           5,157,000

CD Radio,

   Sr. Discount Notes, 0/15%, 2007                                                           11,750,000  (c)           6,697,500

Radio Unica,

   Sr. Discount Notes, 0/11.75%, 2006                                                        13,850,000  (c)           9,972,000

Telemundo Holdings, Ser. B,

   Sr. Discount Notes, 0/11.5%, 2008                                                          8,050,000  (c)           5,675,250

Tri-State Outdoor Media Group,

   Sr. Notes, 11%, 2008                                                                      10,400,000                9,048,000

                                                                                                                      39,837,750

BUILDING MATERIALS--4.4%

American Builders & Contractors, Ser. B,

   Sr. Sub. Notes, 10.625%, 2007                                                             10,000,000                8,700,000



                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BUILDING MATERIALS (CONTINUED)

American Eco, Ser. B,

   Sr. Notes, 9.625%, 2008                                                                   20,645,000  (b)             516,125

ICF Kaiser International,

   Sr. Sub. Notes, 13%, 2003                                                                 12,324,000  (b)           4,375,020

United Rentals,

   Sr. Sub. Notes, 9.5%, 2008                                                                10,000,000                9,200,000

                                                                                                                      22,791,145

BUSINESS SERVICES--.5%

Employee Solutions, Ser. B,

   Sr. Notes, 10%, 2004                                                                      10,000,000  (b)           1,050,000

U.S. Office Products,

   Sr. Notes, 9.75%, 2008                                                                    12,250,000                1,347,500

                                                                                                                       2,397,500

CABLE TELEVISION--10.2%

Coaxial Communications/Phoenix,

   Sr. Notes, 10%, 2006                                                                       5,650,000                5,565,250

Coaxial/Finance,

   Sr. Discount Notes, 0/12.875%, 2008                                                       11,000,000  (c)           7,865,000

Echostar DBS,

   Sr. Notes, 9.375%, 2009                                                                   11,000,000               10,835,000

Star Choice Communications,

   Sr. Secured Notes, 13%, 2005                                                              12,000,000               13,020,000

UIH Australia/Pacific:

   Ser. B, Sr. Discount Notes, 0/14%, 2006                                                   13,745,000  (c)          12,576,675

   Ser. D, Sr. Discount Notes, 0/14%, 2006                                                    2,655,000  (c)           2,429,325

                                                                                                                      52,291,250

CHEMICALS--5.6%

ISG Resources,

   Sr. Sub. Notes, 10%, 2008                                                                 12,050,000               10,061,750

Lyondell Chemical, Ser. A,

   Notes, 9.625%, 2007                                                                        9,500,000                9,298,125

Sterling Chemicals:

   Ser. A, Sr. Sub. Notes, 11.25%, 2007                                                       8,450,000                5,830,500

   Ser. B, Secured Notes, 12.375%, 2006                                                       1,500,000                1,522,500

   Sr. Sub. Notes, 11.75%, 2006                                                               2,000,000                1,410,000

Trans-Resources,

   Ser. B, Sr. Notes, 10.75%, 2008                                                            3,500,000                  507,500

                                                                                                                      28,630,375

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER--7.9%

Amazon.com,

   Sr. Discount Notes, 0/10%, 2008                                                            9,500,000  (c)           5,035,000

Coinmach, Ser. D,

   Sr. Notes, 11.75%, 2005                                                                    2,000,000                2,010,000

Concord Camera, Ser. B,

   Sr. Notes, 11%, 2005                                                                      15,000,000               14,850,000

Corning Consumer Products,

   Sr. Sub. Notes, 9.625%, 2008                                                               9,000,000                3,015,000

E & S Holdings, Ser. B,

   Sr. Sub. Notes, 10.375%, 2006                                                              4,500,000                1,822,500

Revlon Consumer Products,

   Sr. Sub. Notes, 8.625%, 2008                                                               6,500,000                3,737,500

Sparkling Spring Water,

   Sr. Sub. Notes, 11.5%, 2007                                                               13,000,000               10,205,000

                                                                                                                      40,675,000

ENERGY--5.0%

Anker Coal Group, Ser. B,

   Sr. Notes, 14.25%, 2007                                                                    7,155,950                3,255,957

Belden & Blake, Ser. B,

   Sr. Sub. Notes, 9.875%, 2007                                                              12,000,000               10,350,000

Northern Offshore ASA,

   Sr. Notes, 10%, 2005                                                                       5,000,000                3,675,000

Petsec Energy, Ser. B,

   Sr. Sub. Notes, 9.5%, 2007                                                                15,250,000  (b)           8,387,500

                                                                                                                      25,668,457

ENTERTAINMENT--4.5%

American Skiing, Ser. B,

   Sr. Sub. Notes, 12%, 2006                                                                 12,900,000               10,642,500

Booth Creek Ski Holdings, Ser. B,

   Sr. Notes, 12.5%, 2007                                                                    11,500,000                8,711,250

Production Resource Group,

   Sr. Sub. Notes, 11.5%, 2008                                                               13,000,000                3,965,000

                                                                                                                      23,318,750

FINANCIAL--6.6%

AmeriCredit,

   Sr. Notes, 9.875%, 2006                                                                   15,800,000               15,879,000

Imperial Credit Industries, Ser. B,

   Sr. Notes, 9.875%, 2007                                                                    4,750,000                2,161,250


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL (CONTINUED)

Macsaver Financial Services,

  Notes (Gtd. By Heilig-Meyers):

      7.4%, 2002                                                                              2,000,000  (b)             360,000

      7.875%, 2003                                                                            5,000,000  (b)             900,000

Resource America,

   Sr. Notes, 12%, 2004                                                                       6,000,000                5,520,000

Superior Financial,

   Sr. Notes, 8.65%, 2003                                                                     9,200,000  (a)           9,029,699

                                                                                                                      33,849,949

FOOD & BEVERAGES--4.4%

CKE Restaurants,

   Conv. Sub. Deb., 4.25%, 2004                                                               2,700,000                1,231,875

Envirodyne Industries,

   Sr. Notes, 10.25%, 2001                                                                    4,019,000                2,592,255

North Atlantic Trading, Ser. B,

   Sr. Notes, 11%, 2004                                                                      16,000,000               13,540,000

SFC,

   Sr. Sub. Discount Deb., 0/11%, 2009                                                          329,987  (a,c,d)              33

SFC New Holdings,

   Sr. Notes, 11.25%, 2001                                                                    5,224,000                5,145,640

                                                                                                                      22,509,803

FOREST PRODUCTS--1.7%

U.S. Timberlands Klamath Falls/Finance,

   Sr. Notes, 9.625%, 2007                                                                    9,750,000                8,823,750

GAMING--4.5%

Jazz Casino,

   Sr. Sub. Notes, 6.046%, 2009                                                              10,451,960  (e)           1,837,464

MGM Grand (MGM Mirage),

   Sr. Sub. Notes, 9.75%, 2007                                                               10,000,000               10,400,000

Mirage Resorts (MGM Mirage),

   Notes, 6.75%, 2007                                                                         2,000,000                1,834,484

Venetian Casino/Las Vegas Sands,

   Notes, 14.25%, 2005                                                                        8,600,000                8,901,000

                                                                                                                      22,972,948

HEALTH CARE--1.5%

Healthsouth,

   Conv. Sub. Deb., 3.25%, 2003                                                               9,000,000                7,537,500

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL--9.3%

Alliance Laundry Systems,

   Sr. Sub. Notes, 9.625%, 2008                                                              13,000,000               11,440,000

Elgin National Industries, Ser. B,

   Sr. Notes, 11%, 2007                                                                      13,250,000               11,063,750

International Knife & Saw,

   Sr. Sub. Notes, 11.375%, 2006                                                              4,500,000                2,266,875

Key Components/Finance,

   Sr. Notes, 10.5%, 2008                                                                    14,000,000               12,565,000

Neenah:

   Ser. B, Sr. Sub. Notes, 11.125%, 2007                                                      9,345,000                7,289,100

   Ser. D, Sr. Sub. Notes, 11.125%, 2007                                                      3,960,000                3,088,800

                                                                                                                      47,713,525

METALS--1.1%

Recycling Industries,

   Sr. Sub. Notes, 13%, 2005                                                                 10,000,000  (b)              70,000

Renco Steel Holdings,

   Sr. Notes, 11.5%, 2003                                                                    15,150,000                5,794,875

                                                                                                                       5,864,875

PAPER & PACKAGING--4.0%

BPC Holding, Ser. B,

   Sr. Notes, 13.25%, 2006                                                                    6,175,574                4,497,370

Indesco International,

   Sr. Sub. Notes, 9.75%, 2008                                                                6,000,000  (e)           2,250,000

SF Holdings Group, Ser. B,

   Sr. Secured Discount Notes, 0/12.75%, 2008                                                26,550,000  (c)          13,938,750

                                                                                                                      20,686,120

PUBLISHING--1.7%

Day International Group,

   Sr. Sub. Notes, 9.5%, 2008                                                                10,000,000                8,650,000

REAL ESTATE--1.8%

LNR Property, Ser. B,

   Sr. Sub. Notes, 9.375%, 2008                                                              10,000,000                9,500,000

RETAIL--2.3%

J Crew Operating,

   Sr. Sub. Notes, 10.375%, 2007                                                             12,000,000               10,860,000

Rite Aid,

   Deb., 6.875%, 2013                                                                         2,500,000                  787,500

                                                                                                                      11,647,500


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SHIPPING--2.0%

Cenargo International,

   First Pfd. Ship Mortgage, 9.75%, 2008                                                     10,000,000                8,025,000

Holt Group,

   Sr. Notes, 9.75%, 2006                                                                    17,500,000                2,362,500

                                                                                                                      10,387,500

TECHNOLOGY--11.6%

Amkor Technologies,

   Sr. Notes, 9.25%, 2006                                                                    15,000,000               14,962,500

Axiohm Transactions Solutions,

   Sr. Sub. Notes, 9.75%, 2007                                                               10,000,000  (b)           1,050,000

Details, Ser. B,

   Sr. Sub. Notes, 10%, 2005                                                                  9,000,000                8,865,000

Flextronics International,

   Sr. Sub. Notes, 9.875%, 2010                                                              10,000,000  (a)          10,325,000

Orbital Imaging, Ser. B,

   Sr. Notes, 11.625%, 2005                                                                   8,950,000                3,177,250

Packard Bioscience, Ser. B,

   Sr. Sub. Notes, 9.375%, 2007                                                              10,895,000               10,159,588

Viasystems,

   Sr. Sub. Notes, 9.75%, 2007                                                               11,960,000               11,332,100

                                                                                                                      59,871,438

TELECOMMUNICATION/CARRIERS--5.5%

FirstWorld Communications,

   Sr. Discount Notes, 0/13%, 2008                                                           16,660,000  (c)           3,748,500

MGC Communications, Ser. B,

   Sr. Secured Notes, 13%, 2004                                                              11,000,000                9,185,000

McLeodUSA,

   Sr. Discount Notes, 0/10.5%, 2007                                                         14,686,000  (c)          12,115,950

RSL Communications,

   Sr. Notes, 9.125%, 2008                                                                   15,000,000                3,075,000

                                                                                                                      28,124,450

TEXTILES--1.0%

Sassco Fashions,

   Sr. Notes, 13%, 2004                                                                       9,800,000                5,341,000

TRANSPORTATION--4.1%

Fine Air Services,

   Sr. Notes, 9.875%, 2008                                                                   10,493,750  (b)           4,709,070

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION (CONTINUED)

TFM, S.A. de C.V.,

   Sr. Notes, 10.25%, 2007                                                                    8,000,000                7,540,000

ValuJet,

   Sr. Notes, 10.25%, 2001                                                                    9,000,000                8,527,500

                                                                                                                      20,776,570

WIRELESS COMMUNICATIONS--7.5%

Dolphin Telecom,

   Sr. Discount Notes, 0/11.5%, 2008                                                         13,250,000  (c)           2,716,250

Filtronic,

   Sr. Notes, 10%, 2005                                                                      10,000,000                9,137,500

OrbCommunications Global/Capital, Ser. B,

   Sr. Notes, 14%, 2004                                                                      13,000,000  (b)           2,015,000

SBA Communications,

   Sr. Discount Notes, 0/12%, 2008                                                           15,000,000  (c)          11,175,000

Satelites Mexicanos, Ser. B,

   Sr. Notes, 10.125%, 2004                                                                  10,000,000                6,325,000

Telesystem International Wireless:

   Ser. B, Sr. Discount Notes, 0/13.25%, 2007                                                 6,000,000  (c)           3,750,000

   Ser. C, Sr. Discount Notes, 0/10.5%, 2007                                                  6,500,000  (c)           3,542,500

                                                                                                                      38,661,250

TOTAL BONDS AND NOTES

   (cost $928,036,085)                                                                                               671,305,095
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS-.1%                                                                                Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CABLE TELEVISION--.0%

Classic Communications                                                                           12,000  (a,d)            60,750

CONSTRUCTION--.0%

FWT, Cl. A                                                                                      229,600                   45,920

ENERGY--.0%

Anker Coal Group (warrants)                                                                         156  (a,d)                 0

PAPER & PACKAGING--.0%

SF Holdings Group, Cl. C                                                                          4,928  (a,d)            24,640

TECHNOLOGY--.0%

Orbital Imaging (warrants)                                                                        3,950  (a,d)            20,244

TELECOMMUNICATION/CARRIERS--.1%

FirstWorld Communications (warrants)                                                             18,660  (a,d)           373,200

TRANSPORTATION--.0%

Track Communications (warrants)                                                                   8,660  (a,d)            21,650

TOTAL COMMON STOCKS

   (cost $250,215)                                                                                                       546,404


PREFERRED STOCKS--7.4%                                                                           Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BROADCASTING--5.8%

Cumulus Media, Ser. A,

   Cum., $137.50                                                                                  9,820                7,708,700

Paxson Communications:

   Cum., $1,325                                                                                   1,153               11,299,400

   Cum., Conv., $975                                                                              1,125  (a)          10,912,500

                                                                                                                      29,920,600

CONSTRUCTION--.2%

FWT, Ser. A,

   Cum., $.10                                                                                 2,296,000                1,033,200

CONSUMER--.4%

Samsonite,

   Cum., $ 138.75                                                                                 2,871                2,074,344

PAPER & PACKAGING--.0%

SF Holdings Group, Ser. B,

   Cum., $1,375                                                                                      20                  110,000

RETAIL--1.0%

HMV Media Group,

   Sr. Cum., $12.875 (Units)                                                                      6,500  (a,d,f)       4,745,000

TOTAL PREFERRED STOCKS

   (cost $43,549,890)                                                                                                 37,883,144
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             Principal
SHORT-TERM INVESTMENTS--5.6%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER;

UBS Finance,

  6.68%, 10/2/2000

   (cost $29,009,616)                                                                        29,015,000               29,009,616
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,000,845,806)                                                          143.6%              738,744,259

LIABILITIES, LESS CASH AND RECEIVABLES                                                          (43.6%)             (224,136,685)

NET ASSETS                                                                                      100.0%               514,607,574

(A)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT SEPTEMBER 30,
     2000, THESE SECURITIES AMOUNTED TO $55,811,781 OR 10.8% OF NET ASSETS.

(B)  NON-INCOME PRODUCING-SECURITY IN DEFAULT.

(C)  ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

(D)  NON-INCOME PRODUCING

(E)  VARIABLE RATE SECURITY-INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(F)  WITH COMMON STOCK ATTACHED

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,000,845,806   738,744,259

Cash                                                                    864,406

Interest and dividends receivable                                    22,810,091

Unrealized appreciation on interest rate swaps--Note 4(a)             3,251,873

Prepaid expenses and other assets                                       132,194

                                                                    765,802,823
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           588,668

Due to Shareholder Servicing Agent                                       63,252

Bank loan payable--Note 2                                           245,000,000

Swap expense payable                                                  4,430,829

Interest payable--Note 2                                                651,171

Payable for investment securities purchased                             260,800

Accrued expenses                                                        200,529

                                                                    251,195,249
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      514,607,574
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     959,446,519

Accumulated undistributed investment income--net                      3,128,263

Accumulated net realized gain (loss) on investments                (189,117,534)

Accumulated net unrealized appreciation (depreciation)
  on investments and interest rate swaps--Note 4(b)                (258,849,674)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      514,607,574
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of
Beneficial Interest authorized)                                     64,863,906

NET ASSET VALUE, per share ($)                                            7.93

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended September 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                            48,962,891

Cash dividends                                                       1,819,951

TOTAL INCOME                                                        50,782,842

EXPENSES:

Management fee--Note 3(a)                                            3,689,087

Interest expense--Note 2                                             8,501,101

Shareholder servicing costs--Note 3(a,b)                               453,041

Trustees' fees and expenses--Note 3(c)                                 117,974

Shareholders' reports                                                  100,285

Professional fees                                                       96,957

Loan commitment fees--Note 2                                            40,666

Custodian fees--Note 3(a)                                               34,192

Registration fees                                                       24,205

Miscellaneous                                                           12,324

TOTAL EXPENSES                                                      13,069,832

INVESTMENT INCOME--NET                                              37,713,010
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (74,687,272)

Net unrealized appreciation (depreciation) on investments
  and interest rate swaps                                          (55,300,963)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (129,988,235)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (92,275,225)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CASH FLOWS

September 30 2000 (Unaudited)

--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES ($):

Interest received                                      36,959,286

Dividends received                                      1,864,026

Interest and loan commitment fees paid                 (8,630,190)

Operating expenses paid                                  (552,840)

Paid to The Dreyfus Corporation                        (3,810,126)    25,830,156
--------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES ($):

Purchases of portfolio securities                    (154,328,639)

Net purchases of short-term portfolio securities      (17,743,906)

Proceeds from sales of portfolio securities           186,913,500     14,840,955
--------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES ($):

Cash dividends paid                                  (45,134,608)

Dividends reinvested                                   5,341,105    (39,793,503)

Increase in cash                                                        877,608

Cash at beginning of period                                             (13,202)
--------------------------------------------------------------------------------

CASH AT END OF PERIOD                                                   864,406
--------------------------------------------------------------------------------

RECONCILIATION OF NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES ($):

Net Decrease in Net Assets Resulting From Operations                (92,275,225)

ADJUSTMENTS TO RECONCILE NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH USED BY OPERATING ACTIVITIES ($):

Increase in interest receivable                                       3,782,180

Increase in dividends receivable                                         44,075

Decrease in interest and loan commitment fees                           (88,333)

Decrease in accrued operating expenses                                 (46,529)

Increase in prepaid expenses                                            332,577

Decrease in due to The Dreyfus Corporation                             (121,039)

Net interest sold on investments                                     (2,149,936)

Net realized gain on investments                                     74,687,272

Net unrealized depreciation on investments                           55,300,963

Net amortization of discount on investments                         (13,635,849)
--------------------------------------------------------------------------------

NET CASH USED BY OPERATING ACTIVITIES                                25,830,156

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                         Six Months Ended
                                       September 30, 2000          Year Ended
                                              (Unaudited)      March 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         37,713,010           93,416,637

Net realized gain (loss) on investments       (74,687,272)         (66,277,778)

Net unrealized appreciation (depreciation)
   on investments                             (55,300,963)         (45,624,395)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (92,275,225)         (18,485,536)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (45,134,608)         (94,286,468)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

DIVIDENDS REINVESTED--NOTE 1(C)                 5,341,105           16,614,859

TOTAL INCREASE (DECREASE) IN NET ASSETS      (132,068,728)         (96,157,145)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           646,676,302          742,833,447

END OF PERIOD                                 514,607,574          646,676,302

Undistributed investment income--net            3,128,263           10,549,861
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

SHARES ISSUED FOR DIVIDENDS REINVESTED            605,232            1,443,677

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and market price data for the fund's shares.


                                                                            Six Months Ended
                                                                          September 30, 2000            Year Ended March 31,
                                                                                                       ---------------------
                                                                                  (Unaudited)           2000         1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                    10.06          11.83          15.00

Investment Operations:

Investment income--net                                                                    .58           1.46           1.38

Net realized and unrealized

   gain (loss) on investments                                                           (2.01)         (1.75)         (3.35)

Total from Investment Operations                                                        (1.43)          (.29)         (1.97)

Distributions:

Dividends from investment income--net                                                   (.70)          (1.48)         (1.20)

Net asset value, end of period                                                          7.93           10.06          11.83

Market value, end of period                                                          7 11/16           8 7/8         11 7/8
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                                                   (12.39)(c)      (14.35)        (14.12)(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets                                      1.58(c)          1.50           1.46(c)

Ratio of interest expense to average net assets                                        2.97(c)          2.21           2.17(c)

Ratio of net investment income
   to average net assets                                                              13.14(c)         13.20          11.64(c)

Portfolio Turnover Rate                                                               17.38(d)         28.37          59.40(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                 514,608        646,676        742,833

(A) FROM APRIL 29, 1998 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 1999.

(B) CALCULATED BASED ON MARKET VALUE.

(C) ANNUALIZED.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus High Yield Strategies Fund (the "fund" ) is registered under the Investment Company Act of 1940, as amended (the "Act") as a non-diversified closed-end management investment company. The fund' s primary investment objective is to seek high current income by investing at least 65% of its total assets in income securities rated below investment grade. The Dreyfus Corporation (the "Manager" ) serves as the fund' s investment manager and administrator. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Interest rate swap transactions are valued based on the net present value of all future cash settlement amounts based on implied forward interest rates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $1,573 during the period ended September 30, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income. The fund includes in interest income amounts paid and received under its interest rate swap agreements.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date's respective price. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date's net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of the market value, shares will be issued by the fund at 95% of the market value. If the market price is lower than the net asset value per share on the record date, Mellon will purchase fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing fund shares in the open market, fund shares outstanding will not be affected by this form of reinvestment.


On  September 26, 2000, the Board of Trustees declared a cash dividend of $.0958
per   share   from  investment  income-net,  payable  on  October  24,  2000  to shareholders of record as of the close of business on October 10, 2000.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $64,412,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $32,078,000 of the carryover expires in fiscal 2007 and $32,334,000 expires in fiscal 2008.

NOTE 2--Borrowings:

The fund may borrow money from banks or enter into reverse repurchase agreements for leveraging purposes.

The fund has entered into a $325,000,000 line of credit facility (the "Facility") which expires on June 15, 2001. Under the terms of the Facility the fund may borrow under either a Eurodollar Loan, a Federal Funds Rate Loan or a combination of the two. Interest is charged to the fund at rates in effect at time of borrowing for the loan type chosen by the fund. In addition, the fund pays a commitment fee of .10 of 1% on the unused portion of the Facility.

The average daily amount of borrowings outstanding during the period ended September 30, 2000 was approximately $245,000,000, with a related weighted average annualized interest rate of 6.85%.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management and administration agreement with the Manager, the management and administration fee is computed at the annual rate of .90 of 1% of the value of the fund's average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the "Managed Assets") and is payable monthly.

The fund compensates ChaseMellon Shareholder Services, LLC, an affiliate of the manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2000, the fund was charged $5,941 pursuant to the transfer agency agreement.

The fund compensates Mellon, an affiliate of the manager, under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2000, the fund was charged $34,192 pursuant to the custody agreement.

(B) In accordance with the Shareholder Servicing Agreement, Paine- Webber, Inc. provides certain shareholder services for which the fund pays a fee computed at the annual rate of .10 of 1% of the value of the fund's average weekly Managed Assets. During the period ended September 30, 2000, the fund was charged $409,899 pursuant to the Shareholder Servicing Agreement.

(C) Each Trustee who is not an "interested person" of the fund as defined in the Act receives $17,000 per year plus $1,000 for each Board meeting attended and $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting. In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, The Dreyfus/Laurel Funds Trust, collectively, (the "Dreyfus/Laurel Funds") and the fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the fund. Each Trustee who is not an interested person also receives $500 for Board meetings and separate committee meetings attended that are conducted by telephone. The fund also reimburses each Trustee who is not an "interested person" of the fund for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).

NOTE 4--Securities Transactions:

(A) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended September 30, 2000, amounted to $132,486,028 and $170,393,052, respectively.

In addition, the following summarizes open interest rate swap agreements at September 30, 2000:

                                           RATE PAID        RATE RECEIVED                                                 NET
SWAP                    NOTIONAL          BY THE FUND        BY THE FUND        FLOATING          TERMINATION          UNREALIZED
COUNTER-PARTY         PRINCIPAL ($)      AT 9/30/2000       AT 9/30/2000       RATE INDEX            DATE               GAIN ($)
------------------------------------------------------------------------------------------------------------------------------------

Chase                   150,000,000           6.0875%             6.81%       3-month LIBOR        6/15/2003            2,442,219

J.P. Morgan             150,000,000           6.0205%             6.81%       3-month LIBOR        6/15/2001              809,654

                                                                                                                        3,251,873

The fund enters into interest rate swaps to hedge its exposure to floating rate financing currently utilized to leverage its portfolio. Interest rate swaps involve the exchange of commitments to pay or receive interest, e.g., an exchange of floating-rate payments for fixed rate payments. If forecasts of interest rates and other factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

if the forecasts are correct, there is the risk that the positions may correlate imperfectly with the assets or liability being hedged. The fund is also exposed to credit risk associated with counter party nonperformance on these transactions as well as the fact that a liquid secondary market for these transactions may not always exist.

(B)   At   September  30,  2000,  accumulated  net  unrealized  depreciation  on
investments   was  $258,849,674,  consisting  of  $15,887,856  gross  unrealized appreciation and $274,737,530 gross unrealized depreciation.

At September 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                        For More Information

                        Dreyfus
                        High Yield Strategies Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent

                        ChaseMellon Shareholder Services, LLC
                        450 West 33rd Street
                        New York, NY 10001

(c) 2000 Dreyfus Service Corporation                                   430SA009